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                                                                 Exhibit 10.30


Timothy C. and Nadya I. Bartol
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9200 Willow Pond Lane, Potomac, MD 20854  -  Home (301) 762-8834
Tim work: (301) 340-7788, ext. 3441  tbartol@phillips.com  o  Nadya work:
(703) 902-5311  bartoln @bah.com



Mr. Jim Thomson
Chief Financial Officer
Rockford Corporation
648 South River Drive
Tempe, AZ 85281

Monday, April 26, 1999

Dear Jim,

Please take this letter as formal request to execute paragraph 1.3 of the Bridge Loan Conversion and Extension Agreement dated July 1, 1996 - which allows the Boulder Partnership to convert its $1,000.001 note outstanding with Rockford to 67,340 shares of Rockford common stock.

Please tell me if there is additional paperwork I need to sign to accomplish this goal.

My thanks, Jim.  It is a real pleasure to carry out this transaction.


/s/


Tim Bartol
General Partner, the Boulder Partnership.

Cc: Kevin Olson, Steptoe & Johnson